BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2015
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 3—BUSINESS COMBINATIONS

Vistana Pending Acquisition

        On October 27, 2015, we entered into an Agreement and Plan of Merger (Merger Agreement), with Starwood Hotels & Resorts Worldwide, Inc. (Starwood), Vistana Signature Experiences, Inc. (Vistana) and our newly formed subsidiary, pursuant to which we will acquire Vistana, the vacation ownership business of Starwood. Pursuant to ASC 805, we have identified ILG as the acquirer for purposes of applying the acquisition method of accounting. The acquisition will be effected through a "Reverse Morris Trust" structure, which means that Vistana will be spun-off to Starwood's shareholders pursuant to a Separation Agreement and then merged with our subsidiary with Vistana shareholders receiving stock of ILG. Vistana will be the surviving entity of the merger. Prior to the spin-off, a cash payment will be made to Starwood of approximately $132 million, subject to adjustment. In consideration for the sale of certain assets and liabilities related to the Vistana business to one or more ILG subsidiaries, ILG will make a cash payment equal to the fair market value of those assets and liabilities. If the purchase price of the assets exceeds the $132 million payment, as adjusted, Starwood will contribute the difference in cash to Vistana and if the $132 million payment, as adjusted, exceeds the purchase price of the assets, Vistana will distribute the difference to Starwood. Included in the assets being purchased by ILG and transferred to Vistana prior to the merger are the vacation ownership business and five hotels that are expected to be converted into vacation ownership properties over time. The combination will result in Starwood shareholders owning, at the closing, approximately 55% of the combined company on a fully diluted basis, with existing shareholders of ILG owning approximately 45% of the combined company. Completion of the merger, expected to occur during the second quarter of 2016, is subject to customary closing conditions, including regulatory and ILG shareholder approvals. Liberty Interactive Corp and certain of ILG's senior executives have entered into Voting and Support Agreements, which provide for them to vote in favor of the issuance of ILG shares pursuant to the merger. During the year ended December 31, 2015, we incurred approximately $7 million of transaction costs related to the Vistana pending acquisition.

        The Merger Agreement contains certain termination rights including Starwood's right to terminate if ILG's board changes its recommendation regarding issuance of ILG common stock for the merger or ILG's termination in order to enter into an agreement for a superior proposal, in each case prior to stockholder approval. For these terminations, ILG would be required to pay Starwood a termination fee of $40 million, which could also be payable for certain other terminations if ILG enters into an agreement with respect to a competing proposal within 12 months of termination of the Merger Agreement.

        In connection with the transaction, Vistana will enter into an 80-year exclusive global license agreement for the use of the Westin and Sheraton brands in vacation ownership in addition to the non-exclusive license for the existing St. Regis and The Luxury Collection vacation ownership properties. Under the terms of the license agreement, Starwood will receive an annual base royalty fee of $30 million plus 2% of vacation ownership interest sales. Vistana will also enter into an agreement regarding its continued participation in the Starwood Preferred Guest loyalty program. Also, Starwood and ILG will enter into a Noncompetition Agreement that will restrict, for ten years, Starwood from competing with ILG's vacation ownership business and restrict ILG from competing with Starwood's hotel business, subject to specified exceptions.

        Additional transaction-related agreements include, among others:

•	an Employee Matters Agreement, which will govern, among other things, Starwood, Vistana and ILG's obligations with respect to current and former employees of the Vistana Business; and
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a Tax Matters Agreement, which will govern, among other things, Starwood, Vistana and ILG's respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and certain other tax matters.

HVO Acquisition

        On October 1, 2014, we completed the acquisition of Hyatt Residential Group, now operating as Hyatt Vacation Ownership or HVO, from wholly-owned subsidiaries of Hyatt Hotels Corporation. In connection with the acquisition, a subsidiary of ILG entered into a global Master License Agreement which provides for an exclusive license for use of the Hyatt® brand with respect to the shared ownership business in exchange for license fees. Additionally, in connection with the acquisition, we have agreed to guarantee up to $36.7 million of the construction loan for the Maui project. The aggregate purchase price was approximately $218 million in cash, which was subject to final adjustment for working capital.

        As disclosed in our 2014 Annual Report on Form 10-K, the HVO acquisition was recorded on our consolidated balance sheet as of October 1, 2014 based upon estimated fair values as of such date. The results of operations related to this business are included in our consolidated statements of income since October 1, 2014 and within our Exchange and Rental and Vacation Ownership segments for segment reporting purposes on the basis of its respective business activities.